Exhibit 99.1

News Release

Contacts: U.S. Well Services

Josh Shapiro, Senior Vice President and CFO

(832) 562-3730

IR@uswellservices.com

Dennard Lascar Investor Relations

Zach Vaughan

(713) 529-6600

USWS@dennardlascar.com

U.S. Well Services Announces 1-for-6 Reverse Stock Split

HOUSTON, August 4, 2022 – U.S. Well Services, Inc. (NASDAQ: USWS) (“USWS” or the “Company”) today announced it is executing a reverse stock split, effective August 4, 2022. Holders of the Company’s Class A common stock will receive 1 post-split share for every 6 pre-split shares of Class A common stock. The reverse stock split will not modify any rights or preferences of the Company’s stockholders, nor will it alter any stockholders’ percentage interest in the Company. No fractional shares of Class A common stock will be issued as a result of the reverse stock split. Stockholders of record who would otherwise be entitled to receive a fractional share will receive one full share of post-split Class A common stock. The reverse stock split is primarily intended to bring the company into compliance with the minimum bid price requirement for maintaining its listing on the Nasdaq Capital Market. The Company’s Class A common stock will continue to be traded on the NASDAQ Capital Market under the symbol USWS and will begin trading on a split-adjusted basis when the market opens on Friday, August 5, 2022 under a new CUSIP number 91274U 309.

The reverse stock split was approved by the Company’s stockholders at its annual meeting held on May 20, 2022. Following the annual meeting, the Company’s Board of Directors held a meeting and approved a reverse stock split ratio of 1-for-6.

On June 21, 2022, the Company announced it would be acquired by ProFrac Holding Corp. (“ProFrac”) (NASDAQ: PFHC), in a stock-for-stock transaction with an exchange ratio of 0.0561 shares of ProFrac Class A Common Stock for each share of USWS Class A common stock. As a result of the reverse share split, holders of USWS Class A common stock will be entitled to receive 0.3366 shares of ProFrac Class A Common Stock for each share of USWS Class A common stock upon closing of the pending transaction, which is expected in the fourth quarter of 2022.

About U.S. Well Services, Inc.

U.S. Well Services, Inc. is a leading provider of electric pressure pumping services and a market leader in electric pressure pumping. The Company’s patented electric pressure pumping technology provides one of the first fully electric, mobile well stimulation systems powered by locally supplied natural gas including field gas sourced directly from the wellhead. The Company’s electric pressure pumping technology dramatically decreases emissions, sound pollution and truck traffic while generating exceptional operational efficiencies including significant customer fuel cost savings versus conventional diesel fleets. For more information visit: www.uswellservices.com. The information on our website is not part of this release.

Important Information for Investors and Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between the Company and ProFrac. In connection with this proposed transaction, ProFrac will prepare and file with the U.S. Securities and Exchange Commission (“SEC") a registration statement on Form S-4 containing a proxy statement/information statement/prospectus jointly prepared by the Company and ProFrac, and other related documents. The proxy statement/information statement/prospectus will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND PROFRAC WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PROFRAC AND THE PROPOSED TRANSACTION.

Stockholders of the Company may obtain free copies of the registration statement, the proxy statement/information statement/prospectus and other relevant documents filed by the Company and ProFrac with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company and ProFrac with the SEC are also available free of charge on the Company’s website at www.uswellservices.com and ProFrac’s website at www.pfholdingscorp.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Participants in Solicitation

The Company and ProFrac and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the transaction. Information regarding the officers and directors of the Company is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2022, as amended from time to time, with respect to the 2022 Annual Meeting of Stockholders of the Company and in the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2022. Information regarding the officers and directors of ProFrac is included in ProFrac’s final prospectus relating to its initial public offering (File No. 333-261255) declared effective by the SEC on May 12,

2022. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy materials and other materials to be filed with the SEC in connection with the transaction.

Forward-Looking Statements

The information above includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein, including among other things, the expected benefits of the proposed transaction with ProFrac, including any resulting synergies and positive impact on earnings, competitive advantages, expanded active fleet and electric fleet portfolio, increased value, improved efficiency, cost savings including fuel cost savings, access to and rights in acquired intellectual property, emissions minimization and other expected advantages of the transaction to the combined company; the anticipated timing of the proposed transaction; the likelihood and ability of the parties to successfully consummate the proposed transaction; the services to be offered by the combined company; the markets in which ProFrac and USWS operate; business strategies, debt levels, industry environment and growth opportunities; the projected value of operational synergies, including value expected to result from license fee savings; industry activity levels and pricing for the Company’s services; anticipated delivery dates for the Company’s Nyx Clean Fleets®; availability under the Company’s credit facilities; availability of workable equipment, experienced crews, and materials used in pressure pumping operations; the Company’s financial position and prospects and liquidity; the Company's business strategy and objectives for future operations, results of discussions with potential customers, potential new contract opportunities and planned construction; the potential term of existing customer contracts; deployment and operation of fleets, are forward-looking statements. These forward-looking statements may be identified by their use of terms and phrases such as "may," "expect," "believe," "intend," "estimate," "project," "plan," "anticipate," "will," "should," "could," and similar terms and phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. These forward-looking statements represent the Company's current expectations or beliefs concerning future events, and it is possible that the results described in this release will not be achieved. These forward-looking statements are subject to certain risks, including the risk that the proposed transaction with ProFrac may not be completed in a timely manner or at all; the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals; the effect of the announcement or pendency of the proposed transaction on ProFrac’s and USWS’ business relationships, performance, and business generally; risks that the proposed transaction disrupts current plans of ProFrac or USWS and may cause potential difficulties in employee retention as a result of the proposed transaction; the outcome of any legal proceedings that may be instituted against ProFrac or USWS or any of their affiliates related to the agreement and the proposed transaction; the impact on the price of ProFrac’s and USWS’ securities, including volatility resulting from changes in the competitive and highly regulated industries in which ProFrac and USWS operate, variations in performance across competitors, changes in laws and regulations affecting ProFrac’s and USWS’ businesses and changes in the combined capital structure; the impact of our transition from the diesel pressure pumping market on our liquidity and our ability to generate revenues and service our outstanding indebtedness for a period of time; the impact of epidemics, pandemics or other major public health issues, such as the COVID-19 coronavirus; the conflict between Russia and Ukraine and its potential impacts on global crude oil markets and our business, as well as the other risks, uncertainties and assumptions identified in this release or as disclosed from time to time in the Company's filings with the SEC. Factors that could cause actual results to differ from the Company's expectations include changes in market conditions and other factors described in the Company's public disclosures and filings with the SEC, including those described under "Risk Factors" in its most recent annual report on Form 10-K and in its subsequently filed quarterly reports on Form 10-Q. As a result of these factors, actual results may differ materially from those indicated or implied by forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors.